Federated U.S. Government Bond Fund

Service Shares

SUPPLEMENT TO PROSPECTUSES DATED October 31, 2011

A Special Meeting of Shareholders of Federated U.S. Government Bond Fund will be held at 4000 Ericcson Drive, Warrendale, Pennsylvania 15086-7561, at 2:00 P.M. (Eastern Time), on August 13, 2012, for the following purpose:

To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated Total Return Government Bond Fund would acquire all or substantially all of the assets of Federated U.S. Government Bond Fund, in exchange for Service Shares of Federated Total Return Government Bond Fund. The Shares of Federated Total Return Government Bond Fund held by Federated U.S. Government Bond Fund would then be distributed to Federated U. S. Government Bond Fund's Shareholders, pro rata, in complete liquidation and termination of Federated U.S. Government Bond Fund.

May 16, 2012

Federated U.S. Government Bond Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Q451174 (5/12)